Supplemental Information

(Unaudited)

December 31, 2010

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

December 31, 2010

Page
Highlights and Discussion
Reporting Period Highlights — Periods Ended December 31, 2010	1
Forward-Looking Statements	4

Financial Statements
Selected Financial Summary Data	5
Quarterly Consolidated Balance Sheets	6
Consolidated Statements of Operations	7
Consolidated Reconciliations of Funds From Operations (FFO), Adjusted FFO (AFFO), Earnings Per Share (EPS)	8
Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Net Operating Income (NOI), Discontinued Operations, Gains on Sales of Real Estate and Certain Non-GAAP Measures	9
Reconciliations of Non-GAAP Measurements	10

Selected Financial Analyses
Real Estate Revenues from Continuing and Discontinued Operations and NOI by Geographic Region	11
Same Office Property Cash and GAAP NOI	12
Operating Ratios	13
Debt Analysis	14
Debt Maturity Schedule — December 31, 2010	15
Quarterly Equity Analysis	16
Dividend Analysis	17
Investor Composition and Analyst Coverage	18

Portfolio Summary
Property Summary by Region — December 31, 2010 — Wholly Owned Office Properties	19
Property Summary by Region — December 31, 2010 — Joint Venture Office Properties	25
Property Occupancy Rates by Region by Quarter — Wholly Owned Office Properties	26
Property Occupancy Rates by Region by Quarter — Joint Venture Office Properties	27
Top Twenty Tenants of Wholly Owned Office Properties as of December 31, 2010	28
Average Occupancy Rates by Region for Same Office Properties	29
Lease Expiration Analysis by Year for Wholly Owned Operating Office Properties	30
Renewal Analysis for Wholly Owned Office Properties for Periods Ended December 31, 2010	31
Office Property Development Summary as of December 31, 2010	32
Office Property Construction Placed into Service as of December 31, 2010	34
Office Property Construction Leasing as of December 31, 2010	35
Land Controlled as of December 31, 2010	36
Wholesale Data Center Summary as of December 31, 2010	37
Real Estate Joint Venture Summary as of December 31, 2010	38

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Stephanie Krewson, Vice President, Investor Relations at (443) 285-5453 or stephanie.krewson@copt.com.  Reconciliations between GAAP and non-GAAP measurements have been provided.  Refer to our Form 8-K for definitions of certain terms used herein.

Corporate Office Properties Trust (COPT) (NYSE: OFC) is a specialty office real estate investment trust (REIT) that focuses primarily on strategic customer relationships and specialized tenant requirements in the U.S. Government and defense information technology sectors and data centers serving such sectors.  The Company acquires, develops, manages and leases office and data center properties that are typically concentrated in large office parks primarily located adjacent to government demand drivers and/or in strong markets that we believe possess growth opportunities.  More information on COPT can be found at www.copt.com.

Reporting Period Highlights — Year Ended December 31, 2010

Financial Results

•                  FFO, excluding the effect of $3.4 million in operating property acquisition costs ($0.06 per diluted share), was $171.7 million, or $2.36 per diluted share, for the year ended December 31, 2010 as compared to $173.3 million, or $2.49 per diluted share, for the year ended December 31, 2009, representing a decrease of 5% per share.  FFO was $168.3 million, or $2.30 per diluted share, for the year ended December 31, 2010.  The decrease in FFO was due primarily to a $19.7 million increase in interest expense, an $8.0 million decrease in NOI from same office properties and a $5.4 million decrease in NOI from three properties that we expect to redevelop, including two properties in Greater Philadelphia.  These decreases were partially offset by NOI from acquired properties and development placed in service and gains recognized on our investment in The KEYW Holding Corporation.

•                  Net income attributable to COPT common shareholders was $26.7 million, or $0.43 per diluted share, for the year ended December 31, 2010 as compared to $40.2 million, or $0.70 per diluted share, for the year ended December 31, 2009, a decrease of 39% per share.

•                  Diluted AFFO available to common share and common unit holders was $112.7 million for the year ended December 31, 2010 as compared to $119.8 million for the year ended December 31, 2009, a decrease of 6%.

•                  Our diluted FFO payout ratio, excluding the effect of operating property acquisition costs, was 70% for the year ended December 31, 2010 as compared to 62% for the year ended December 31, 2009.  Our diluted AFFO payout ratio was 94% for the year ended December 31, 2010 as compared to 80% for the year ended December 31, 2009.

Acquisitions / Dispositions

•                  In 2010, we completed the following acquisitions totaling $317 million:

•                  1550 Westbranch Drive, a 152,000 square feet office property in McLean, Virginia that is 100% leased to The MITRE Corporation, for $40.0 million on June 28, 2010.

•                  9651 Hornbaker Road, a 233,000 square foot wholesale data center known as Power Loft @ Innovation in Manassas, Virginia, for $115.5 million on September 14, 2010.  Rents for this property are based on the amount of megawatts of power made available for the exclusive use of tenants in the property (referred to as critical load).  This property, the shell of which was completed in early 2010, was 17% leased on the date of acquisition to two tenants that have a combined initial critical load of three megawatts and further expansion rights of up to a combined five megawatts.  We expect to complete the development of the property to an initial stabilization critical load of 18 megawatts for additional development costs initially estimated at $166 million.  Full critical load of the property is expected to be up to 30 megawatts.

•                  Two office properties totaling 362,000 square feet at 1201 M Street SE and 1220 12th Street SE (known as Maritime Plaza I and II) in the Capitol Riverfront submarket of Washington, DC that were 100% leased on September 28, 2010 for approximately $119 million, including the assumption of a $70.1 million mortgage loan having a fair value of $73.3 million with a fixed interest rate of 5.35% that matures in March 2014.  The buildings are subject to ground leases that expire in 2099 and 2100.

•                  3120 Fairview Park Drive, a 183,000 square foot, shell-complete, office property in Falls Church, Virginia that was 4% leased, for $43.0 million on November 23, 2010.

•                  On September 8, 2010, we sold two office properties in Dayton, New Jersey totaling 201,000 square feet for $20.9 million and recognized a gain of $780,000.  We also on September 8, 2010 sold a land parcel that was contiguous to these properties for $3.0 million and recognized a gain of $2.5 million.

Development Activities

•                  We entered two new submarkets by:

•                  Completing the formation of LW Redstone Company, LLC, a joint venture created to develop Redstone Gateway, a 468 acre land parcel adjacent to Redstone Arsenal in Huntsville, Alabama.  The land is owned by the U.S. Government and is under a long term master lease to the joint venture through the Enhanced Use Lease program.  Through this master lease, we will work closely with Redstone Arsenal to create a business park that we expect will total approximately 4.6 million square feet of office and retail space when completed, including approximately 4.4 million square feet of Class A office space.  In addition, the business park will include hotel and other amenities.  We are the managing partner of the joint venture with a controlling interest and responsibility for development, leasing and management of the office space at the business park.  Development and construction of the business park is expected to take place over a 15 to 20 year period.

•                  Acquiring 15 acres on which we are entitled to develop up to 978,000 square feet in Springfield, Virginia.  The property, which is known as Patriot Ridge, is located adjacent to the new 2.4 million square foot National Geospatial Intelligence Agency (NGA) headquarters currently under construction at Fort Belvoir, a government demand driver that we expect to benefit as a result of mandates by the Base Realignment and Closure Commission.

•                  We placed into service an aggregate of 816,000 square feet in newly-constructed space in nine properties during the year ended December 31, 2010.  These properties were 77% leased as of December 31, 2010.

•                  We completed leasing on an aggregate of 808,000 square feet in newly-constructed space during the year ended December 31, 2010.

Operations

•                  Same office cash NOI for the year ended December 31, 2010, excluding gross lease termination fees, decreased by $3.1 million, or 1%, as compared to the year ended December 31, 2009.  Including gross lease termination fees, our same office property cash NOI decreased by $5.0 million, or 2%, as compared to the year ended December 31, 2009.  Our same office portfolio consists of 230 properties and represents 85% of the rentable square footage of our consolidated office properties as of December 31, 2010.

•                  We renewed 2.5 million square feet in the year ended December 31, 2010 with an average committed cost of $7.84 per square foot.  For our renewed space during the year ended December 31, 2010, we realized an increase of 3% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 5% in total cash rent.  For our renewed and retenanted space of 3.2 million square feet during the year ended December 31, 2010, we realized an increase of 2% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 6% in total cash rent.  The average committed cost for our space renewed and retenanted during the year ended December 31, 2010 totaled $11.72 per square foot.

•                 We recognized $3.4 million in lease termination fees for the year ended December 31, 2010, net of write-offs of related straight-line rents and intangible assets and liabilities, as compared to $4.6 million in the year ended December 31, 2009.

Financing Activity and Capital Transactions

•                  On April 7, 2010, we issued $240.0 million aggregate principal amount of 4.25% Exchangeable Senior Notes due 2030.  The notes have an exchange settlement feature that provides that the notes may, under certain circumstances, be exchangeable for cash and our common shares at an initial exchange rate (subject to adjustment) of 20.7658 shares per $1,000 principal amount of the notes (equivalent to an exchange price of $48.16 per common share, a 20% premium over the closing price on the NYSE on the transaction pricing date).  On or after April 20, 2015, we may redeem the notes in cash, in whole or in part.  The holders of the notes have the right to require us to repurchase the notes in cash, in whole or in part, on each of April 15, 2015, April 15, 2020 and April 15, 2025, or in the event of a “fundamental change,” as defined under the terms of the notes.  We used the proceeds for general corporate purposes, including repayment of borrowings under our Revolving Credit Facility.

•                  On November 5, 2010, we issued 7.5 million common shares at a public offering price of $34.25 per share for net proceeds of $245.8 million after underwriting discounts but before offering expenses.  The net proceeds were used to pay down our Revolving Credit Facility and for general corporate purposes.

•                  During 2010, we increased the borrowing capacity under our Revolving Credit Facility by $200.0 million, from $600.0 million to $800.0 million.

•                  For the year ended December 31, 2010, we achieved an EBITDA interest coverage ratio of 3.01x and an EBITDA fixed charge coverage ratio of 2.54x.

Reporting Period Highlights — Quarter Ended December 31, 2010

Financial Results

•                  FFO, excluding the effect of $470,000 in operating property acquisition costs ($0.01 per diluted share), was $52.7 million, or $0.70 per diluted share, for the quarter ended December 31, 2010 as compared to $39.1 million, or $0.55 per diluted share, for the quarter ended December 31, 2009, representing an increase of 27% per share.  Including these costs, FFO was $52.2 million, or $0.69 per diluted share, for the quarter ended December 31, 2010.  The increase in FFO was due primarily to NOI from acquired properties and development placed in service and gains recognized on our investment in The KEYW Holding Corporation.

•                  Net income attributable to COPT common shareholders was $11.5 million, or $0.18 per diluted share, for the quarter ended December 31, 2010 as compared to $5.1 million, or $0.08 per diluted share, for the quarter ended December 31, 2009, an increase of 125% per share.

•                  Diluted AFFO available to common share and common unit holders was $31.0 million for the quarter ended December 31, 2010 as compared to $22.4 million for the quarter ended December 31, 2009, an increase of 38%.

•                  Our diluted FFO payout ratio, excluding the effect of operating property acquisition costs, was 62% for the quarter ended December 31, 2010 as compared to 72% for the quarter ended December 31, 2009.  Our diluted AFFO payout ratio was 95% for the quarter ended December 31, 2010 as compared to 111% for the quarter ended December 31, 2009.

Operations

•                  Our wholly owned office property portfolio was 88.2% occupied and 89.5% leased as of December 31, 2010.  Our entire office property portfolio was 87.2% occupied and 88.5% leased as of December 31, 2010.

•                  The weighted average remaining lease term of our wholly owned office portfolio was 4.9 years as of December 31, 2010, with an average contractual rental rate (including tenant reimbursements of operating costs) of $25.56 per square foot.

•                  Same office property cash NOI for the quarter ended December 31, 2010, excluding gross lease termination fees, decreased by $1.7 million, or 3%, as compared to the quarter ended December 31, 2009.  Including gross lease termination fees, our same office property cash NOI was flat as compared to the quarter ended December 31, 2009.

•                  We renewed 1.1 million square feet in the quarter ended December 31, 2010 with an average committed cost of $8.13 per square foot.  For our renewed space during the quarter ended December 31, 2010, we realized an increase of 3% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 5% in total cash rent.  For our renewed and retenanted space of 1.5 million square feet during the quarter ended December 31, 2010, we realized an increase of 4% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 4% in total cash rent.  The average committed cost for our space renewed and retenanted during the quarter ended December 31, 2010 totaled $14.02 per square foot.

•                  We recognized $2.0 million in lease termination fees for the quarter ended December 31, 2010, net of write-offs of related straight-line rents and intangible assets and liabilities, as compared to $236,000 in the quarter ended December 31, 2009.

Financing Activity and Capital Transactions

•                  As of December 31, 2010, our ratio of debt to total market capitalization was 46% and our ratio of debt to undepreciated book value of real estate assets was 57%.

•                  For the quarter ended December 31, 2010, we achieved an EBITDA interest coverage ratio of 3.36x and an EBITDA fixed charge coverage ratio of 2.86x.

•                  For the quarter ended December 31, 2010, our debt to EBITDA ratio was 7.29x and our adjusted debt to EBITDA ratio (excluding construction in progress) was 6.08x.

•                  As of December 31, 2010, 78% of our debt had fixed interest rates, including the effect of interest rate swaps in effect.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “could,” “believe,” “anticipate,” “expect,” “estimate,” “plan” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  our ability to borrow on favorable terms;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  changes in our plans or views of market economic conditions or failure to obtain development rights, either of which could result in recognition of impairment losses;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009.

Selected Financial Summary Data

(dollars in thousands, except per share data)

	Three Months Ended					Year Ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09

Real estate revenues from continuing operations	$123,765	$114,550	$109,257	$112,228	$108,737	$459,800	$423,984

Total revenues from continuing operations	$151,402	$128,158	$135,322	$149,593	$178,290	$564,475	$767,071

NOI	$76,694	$70,724	$69,847	$64,700	$66,822	$281,965	$269,449

EBITDA	$79,652	$66,976	$65,259	$61,683	$61,056	$273,570	$255,726

Net income	$16,752	$8,926	$9,151	$10,675	$9,546	$45,504	$61,299
Net income attributable to noncontrolling interests	(1,228)	(94)	(685)	(737)	(458)	(2,744)	(4,970)
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,026)	(16,102)	(16,102)

Net income attributable to COPT common shareholders	$11,498	$4,807	$4,440	$5,913	$5,062	$26,658	$40,227

Diluted EPS	$0.18	$0.08	$0.07	$0.10	$0.08	$0.43	$0.70

FFO	$52,222	$39,053	$38,870	$38,156	$37,180	$168,301	$171,325

FFO, excluding operating property acquisition costs	$52,692	$41,717	$39,141	$38,175	$39,147	$171,725	$173,292

Basic and diluted FFO available to common share and common unit holders	$47,227	$34,278	$33,880	$33,260	$32,586	$148,645	$152,626

Diluted FFO per share	$0.69	$0.54	$0.53	$0.53	$0.52	$2.30	$2.46

Diluted FFO per share, excluding operating property acquisition costs	$0.70	$0.58	$0.54	$0.53	$0.55	$2.36	$2.49

Diluted AFFO available to common share and common unit holders	$30,962	$29,498	$26,992	$25,234	$22,422	$112,686	$119,837

Payout ratios:

Diluted FFO payout ratio, excluding operating property acquisition costs	61.7%	71.3%	73.2%	75.2%	72.0%	69.6%	61.8%

Diluted AFFO payout ratio	95.0%	89.3%	92.6%	99.2%	110.9%	93.9%	79.7%

Total dividends/distributions	$33,604	$30,518	$29,199	$29,217	$29,063	$122,538	$112,320

Quarterly Consolidated Balance Sheets

(dollars in thousands)

	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
Assets
Properties, net
Operating properties	$3,305,805	$3,241,507	$3,040,414	$2,954,575	$2,950,327
Land - development	256,487	241,937	234,662	236,350	231,809
Construction in progress	386,195	344,924	319,846	317,283	270,376
Less: accumulated depreciation	(503,032)	(479,218)	(464,408)	(443,246)	(422,612)
Total properties, net	3,445,455	3,349,150	3,130,514	3,064,962	3,029,900

Cash and cash equivalents	10,102	11,733	9,879	10,180	8,262
Restricted cash and marketable securities	22,582	21,095	20,738	18,981	16,549
Accounts receivable, net	18,938	18,906	12,552	13,982	17,459
Deferred rent receivable	79,160	76,833	75,683	74,113	71,805
Intangible assets on real estate acquisitions, net	113,735	123,307	96,151	94,925	100,671
Deferred leasing and financing costs, net	60,649	56,568	55,762	50,974	51,570
Prepaid expenses and other assets	93,896	79,780	66,004	70,235	83,806
Total assets	$3,844,517	$3,737,372	$3,467,283	$3,398,352	$3,380,022

Liabilities and equity
Liabilities:
Debt, net	$2,323,681	$2,468,419	$2,182,375	$2,107,131	$2,053,841
Accounts payable and accrued expenses	99,699	88,461	84,164	86,650	116,455
Rents received in advance and security deposits	31,603	26,919	28,328	32,575	32,177
Dividends and distributions payable	32,986	29,899	28,580	28,556	28,440
Deferred revenue associated with operating leases	14,802	15,790	12,929	13,827	14,938
Distributions received in excess of investment in unconsolidated real estate joint venture	5,545	5,458	5,351	5,238	5,088
Other liabilities	13,063	12,698	13,990	13,836	8,451
Total liabilities	2,521,379	2,647,644	2,355,717	2,287,813	2,259,390

Commitments and contingencies	—	—	—	—	—

Equity:
COPT’s shareholders’ equity:
Preferred shares (aggregate liquidation preference of $216,333)	81	81	81	81	81
Common shares	669	594	593	589	583
Additional paid-in capital	1,511,844	1,271,363	1,269,142	1,244,046	1,238,704
Cumulative distributions in excess of net income	(281,794)	(265,695)	(246,008)	(227,189)	(209,941)
Accumulated other comprehensive loss	(4,163)	(4,861)	(4,263)	(3,278)	(1,907)
Total COPT’s shareholders’ equity	1,226,637	1,001,482	1,019,545	1,014,249	1,027,520
Noncontrolling interests in subsidiaries
Common units in the Operating Partnership	69,337	61,867	63,675	68,113	73,892
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Other consolidated entities	18,364	17,579	19,546	19,377	10,420
Total noncontrolling interests in subsidiaries	96,501	88,246	92,021	96,290	93,112
Total equity	1,323,138	1,089,728	1,111,566	1,110,539	1,120,632
Total liabilities and equity	$3,844,517	$3,737,372	$3,467,283	$3,398,352	$3,380,022

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended					Year Ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
Revenues
Rental revenue	$100,584	$93,345	$91,173	$91,010	$89,346	$376,112	$352,813
Tenant recoveries and other real estate operations revenue	23,181	21,205	18,084	21,218	19,391	83,688	71,171
Construction contract and other service revenues	27,637	13,608	26,065	37,365	69,553	104,675	343,087
Total revenues	151,402	128,158	135,322	149,593	178,290	564,475	767,071

Expenses
Property operating expenses	47,019	44,260	40,005	48,135	42,567	179,419	157,154
Depreciation and amortization associated with real estate operations	35,347	30,745	29,548	27,596	27,261	123,236	108,529
Construction contract and other service expenses	27,154	13,347	25,402	36,399	68,230	102,302	336,519
General and administrative expenses	6,103	6,079	5,926	5,900	5,965	24,008	23,240
Business development expenses	691	2,886	465	155	2,149	4,197	3,699
Total operating expenses	116,314	97,317	101,346	118,185	146,172	433,162	629,141

Operating income	35,088	30,841	33,976	31,408	32,118	131,313	137,930
Interest expense	(26,878)	(26,537)	(25,812)	(22,638)	(23,273)	(101,865)	(82,187)
Interest and other income	7,626	395	245	1,302	215	9,568	5,164
Income from continuing operations before equity in income (loss) of unconsolidated entities and income taxes	15,836	4,699	8,409	10,072	9,060	39,016	60,907
Equity in income (loss) of unconsolidated entities	1,005	648	(72)	(205)	134	1,376	(941)
Income tax expense	(33)	(27)	(7)	(41)	(27)	(108)	(196)
Income from continuing operations	16,808	5,320	8,330	9,826	9,167	40,284	59,770
Discontinued operations	(56)	1,129	486	832	379	2,391	1,529
Income before gain on sales of real estate	16,752	6,449	8,816	10,658	9,546	42,675	61,299
Gain on sales of real estate, net of income taxes	—	2,477	335	17	—	2,829	—
Net income	16,752	8,926	9,151	10,675	9,546	45,504	61,299
Less net income attributable to noncontrolling interests
Common units in the Operating Partnership	(862)	(363)	(364)	(527)	(463)	(2,116)	(4,495)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)	(660)	(660)
Other consolidated entities	(201)	434	(156)	(45)	170	32	185
Net income attributable to COPT	15,524	8,832	8,466	9,938	9,088	42,760	56,329
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,026)	(16,102)	(16,102)
Net income attributable to COPT common shareholders	$11,498	$4,807	$4,440	$5,913	$5,062	$26,658	$40,227

For diluted EPS computations:
Numerator for diluted EPS
Net income attributable to common shareholders	$11,498	$4,807	$4,440	$5,913	$5,062	$26,658	$40,227
Amount allocable to restricted shares	(264)	(267)	(250)	(290)	(247)	(1,071)	(1,010)
Numerator for diluted EPS	$11,234	$4,540	$4,190	$5,623	$4,815	$25,587	$39,217

Denominator:
Weighted average common shares - basic	63,404	58,656	58,489	57,844	57,604	59,611	55,930
Dilutive effect of share-based compensation awards	236	296	421	364	413	333	477
Weighted average common shares - diluted	63,640	58,952	58,910	58,208	58,017	59,944	56,407

Diluted EPS	$0.18	$0.08	$0.07	$0.10	$0.08	$0.43	$0.70

Consolidated Reconciliations of FFO, AFFO, EPS

(in thousands, except per share data)

	Three Months Ended					Year Ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
Net income	$16,752	$8,926	$9,151	$10,675	$9,546	$45,504	$61,299
Real estate-related depreciation and amortization	35,347	30,745	29,548	27,603	27,475	123,243	109,386
Depreciation and amortization on unconsolidated real estate entities	119	166	171	175	159	631	640
Gain on sales of previously depreciated operating properties, net of income taxes	4	(784)	—	(297)	—	(1,077)	—
FFO	52,222	39,053	38,870	38,156	37,180	168,301	171,325

Noncontrolling interests - preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)	(660)	(660)
Noncontrolling interests - other consolidated entities	(201)	434	(156)	(45)	170	32	185
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,026)	(16,102)	(16,102)
Depreciation and amortization allocable to noncontrolling interests in other consolidated entities	(157)	(666)	(297)	(282)	(242)	(1,402)	(493)
Basic and diluted FFO allocable to restricted shares	(446)	(353)	(346)	(379)	(331)	(1,524)	(1,629)
Basic and diluted FFO available to common share and common unit holders	47,227	34,278	33,880	33,260	32,586	148,645	152,626

Straight line rent adjustments	(2,047)	1,267	(1,473)	(2,346)	1,676	(4,599)	(3,847)
Amortization of acquisition intangibles included in NOI	(231)	(96)	(94)	(270)	(679)	(691)	(2,126)
Recurring capital expenditures	(15,960)	(10,156)	(7,080)	(6,211)	(13,900)	(39,407)	(31,738)
Amortization of discount on Exchangeable Senior Notes, net of amounts capitalized	1,503	1,541	1,488	782	772	5,314	2,955
Operating property acquisition costs	470	2,664	271	19	1,967	3,424	1,967
Diluted AFFO available to common share and common unit holders	$30,962	$29,498	$26,992	$25,234	$22,422	$112,686	$119,837

Preferred dividends	$4,026	$4,025	$4,026	$4,025	$4,026	$16,102	$16,102
Preferred distributions	165	165	165	165	165	660	660
Common distributions	1,816	1,834	1,749	1,867	1,988	7,266	7,962
Common dividends	27,597	24,494	23,259	23,160	22,884	98,510	87,596
Total dividends/distributions	$33,604	$30,518	$29,199	$29,217	$29,063	$122,538	$112,320

Denominator for diluted EPS	63,640	58,952	58,910	58,208	58,017	59,944	56,407
Weighted average common units	4,412	4,453	4,558	5,017	5,078	4,608	5,717
Denominator for diluted FFO per share	68,052	63,405	63,468	63,225	63,095	64,552	62,124

FFO	$52,222	$39,053	$38,870	$38,156	$37,180	168,301	171,325
Operating property acquisition costs	470	2,664	271	19	1,967	3,424	1,967
FFO, excluding operating property acquisition costs	$52,692	$41,717	$39,141	$38,175	$39,147	171,725	173,292

Diluted FFO available to common share and common unit holders	$47,227	$34,278	$33,880	$33,260	$32,586	$148,645	$152,626
Operating property acquisition costs	470	2,664	271	19	1,967	3,424	1,967
Diluted FFO available to common share and common unit holders, excluding operating property acquisition costs	$47,697	$36,942	$34,151	$33,279	$34,553	$152,069	$154,593
Diluted FFO per share, excluding operating property acquisition costs	$0.70	$0.58	$0.54	$0.53	$0.55	$2.36	$2.49

Consolidated Reconciliations of EBITDA, NOI, Discontinued Operations,

Gains on Sales of Real Estate and Certain Non-GAAP Measures

(in thousands)

	Three Months Ended					Year Ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09

Net income	$16,752	$8,926	$9,151	$10,675	$9,546	$45,504	$61,299
Interest expense on continuing and discontinued operations	26,878	26,626	25,921	22,703	23,332	102,128	82,420
Total income tax expense (1)	33	27	7	52	27	119	196
Depreciation of furniture, fixtures and equipment (FF&E)	642	652	632	650	676	2,576	2,425
Real estate-related depreciation and amortization	35,347	30,745	29,548	27,603	27,475	123,243	109,386
EBITDA	$79,652	$66,976	$65,259	$61,683	$61,056	$273,570	$255,726
Add back:
General and administrative	6,103	6,079	5,926	5,900	5,965	24,008	23,240
Business development	691	2,886	465	155	2,149	4,197	3,699
Depreciation of FF&E	(642)	(652)	(632)	(650)	(676)	(2,576)	(2,425)
Income from construction contracts and other service operations	(483)	(261)	(663)	(966)	(1,323)	(2,373)	(6,568)
Interest and other income	(7,626)	(395)	(245)	(1,302)	(215)	(9,568)	(5,164)
Gain on sales of operating properties	4	(784)	—	(297)	—	(1,077)	—
Non-operational property sales	—	(2,477)	(335)	(28)	—	(2,840)	—
Equity in (income) loss of unconsolidated entities	(1,005)	(648)	72	205	(134)	(1,376)	941
NOI	$76,694	$70,724	$69,847	$64,700	$66,822	$281,965	$269,449

Discontinued Operations
Revenues from real estate operations	$(52)	$478	$734	$768	$713	$1,928	$2,871
Property operating expenses	—	(44)	(139)	(161)	(61)	(344)	(252)
Depreciation and amortization	—	—	—	(7)	(214)	(7)	(857)
Interest	—	(89)	(109)	(65)	(59)	(263)	(233)
Gain on sales of depreciated real estate properties	(4)	784	—	297	—	1,077	—
Discontinued operations	$(56)	$1,129	$486	$832	$379	$2,391	$1,529

Gain on sales of real estate, net, per statements of operations	$—	$2,477	$335	$17	$—	$2,829	$—
Add income taxes	—	—	—	11	—	11	—
Gain on sales of real estate from discontinued operations	(4)	784	—	297	—	1,077	—
Gain on sales of real estate from continuing and discontinued operations	(4)	3,261	335	325	—	3,917	—
Gain on sales of non-operating properties	—	(2,477)	(335)	(28)	—	(2,840)	—
Gain on sales of operating properties	$(4)	$784	$—	$297	$—	$1,077	$—

(1) Includes income taxes from continuing operations, discontinued operations and gains on other sales of real estate (see components on page 10).

Reconciliations of Non-GAAP Measurements

(Dollars in thousands)

	Three Months Ended					Year Ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09

Total Assets or Denominator for Debt to Total Assets	$3,844,517	$3,737,372	$3,467,283	$3,398,352	$3,380,022
Accumulated depreciation	503,032	479,218	464,408	443,246	422,612
Intangible assets on real estate acquisitions, net	113,735	123,307	96,151	94,925	100,671
Assets other than assets included in properties, net	(399,062)	(388,222)	(336,769)	(333,390)	(350,122)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$4,062,222	$3,951,675	$3,691,073	$3,603,133	$3,553,183

GAAP revenues from real estate operations from continuing operations	$123,765	$114,550	$109,257	$112,228	$108,737	$459,800	$423,984
Revenues from discontinued operations	(52)	478	734	768	713	1,928	2,871
Real estate revenues from continuing and discontinued operations	$123,713	$115,028	$109,991	$112,996	$109,450	$461,728	$426,855

GAAP revenues from real estate operations from continuing operations	$123,765	$114,550	$109,257	$112,228	$108,737	$459,800	$423,984
Property operating expenses	(47,019)	(44,260)	(40,005)	(48,135)	(42,567)	(179,419)	(157,154)
Revenues from discontinued operations	(52)	478	734	768	713	1,928	2,871
Property operating expenses from discontinued operations	—	(44)	(139)	(161)	(61)	(344)	(252)
NOI	$76,694	$70,724	$69,847	$64,700	$66,822	$281,965	$269,449

Depreciation and amortization assoc. with real estate operations from continuing operations	$35,347	$30,745	$29,548	$27,596	$27,261	$123,236	$108,529
Depreciation and amortization from discontinued operations	—	—	—	7	214	7	857
Real estate-related depreciation and amortization	$35,347	$30,745	$29,548	$27,603	$27,475	$123,243	$109,386

Total tenant improvements and incentives on operating properties	$8,761	$7,789	$4,630	$4,071	$2,359	$25,251	$13,931
Total capital improvements on operating properties	6,879	1,717	1,524	870	9,475	10,990	16,270
Total leasing costs for operating properties	4,573	2,004	1,350	1,338	2,801	9,265	7,232
Less: Nonrecurring tenant improvements and incentives on operating properties	(3,003)	(1,067)	(136)	(77)	(851)	(4,283)	(3,631)
Less: Nonrecurring capital improvements on operating properties	(1,342)	(171)	(293)	(60)	(117)	(1,866)	(1,457)
Less: Nonrecurring leasing costs for operating properties	10	(120)	(3)	54	(186)	(59)	(1,102)
Add: Recurring capital expenditures on operating properties held through joint ventures	82	4	8	15	419	109	495
Recurring capital expenditures	$15,960	$10,156	$7,080	$6,211	$13,900	$39,407	$31,738

Interest expense from continuing operations	$26,878	$26,537	$25,812	$22,638	$23,273	$101,865	$82,187
Interest expense from discontinued operations	—	89	109	65	59	263	233
Total interest expense	$26,878	$26,626	$25,921	$22,703	$23,332	$102,128	$82,420
Less: Amortization of deferred financing costs	(1,696)	(1,554)	(1,495)	(1,126)	(1,125)	(5,871)	(4,214)
Less: Amortization of discount on Exchangeable Senior Notes, net of amounts capitalized	(1,503)	(1,541)	(1,488)	(782)	(772)	(5,314)	(2,955)
Denominator for interest coverage	$23,679	$23,531	$22,938	$20,795	$21,435	$90,943	$75,251
Scheduled principal amortization	3,607	3,420	3,500	3,469	3,289	13,996	11,489
Denominator for debt service coverage	$27,286	$26,951	$26,438	$24,264	$24,724	$104,939	$86,740
Scheduled principal amortization	(3,607)	(3,420)	(3,500)	(3,469)	(3,289)	(13,996)	(11,489)
Preferred dividends - redeemable non-convertible	4,026	4,025	4,026	4,025	4,026	16,102	16,102
Preferred distributions	165	165	165	165	165	660	660
Denominator for fixed charge coverage	$27,870	$27,721	$27,129	$24,985	$25,626	$107,705	$92,013

Common share dividends	$27,597	$24,494	$23,259	$23,160	$22,884	$98,510	$87,596
Common unit distributions	1,816	1,834	1,749	1,867	1,988	7,266	7,962
Dividends and distributions for FFO and AFFO payout ratios	$29,413	$26,328	$25,008	$25,027	$24,872	$105,776	$95,558

Debt, net	$2,323,681	$2,468,419	$2,182,375	$2,107,131	$2,053,841	$2,323,681	$2,053,841
Less: Construction in progress	(386,195)	(344,924)	(319,846)	(317,283)	(270,376)	(386,195)	(270,376)
Adjusted debt for adjusted debt to EBITDA ratio	$1,937,486	$2,123,495	$1,862,529	$1,789,848	$1,783,465	$1,937,486	$1,783,465

Income tax expense from continuing operations	$33	$27	$7	$41	$27	$108	$196
Income tax expense from gain on other sales of real estate	—	—	—	11	—	11	—
Total income tax expense	$33	$27	$7	$52	$27	$119	$196

Real Estate Revenues from Continuing and Discontinued Operations by Geographic Region

(Dollars in thousands)

	Three Months Ended					Year Ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
Office Properties:

Baltimore/Washington Corridor	$52,829	$51,946	$50,623	$52,058	$50,681	$207,456	$197,610
Northern Virginia	19,283	18,949	18,172	18,659	19,186	75,063	79,132
Greater Baltimore	18,870	18,288	16,827	17,865	16,265	71,850	58,275
Colorado Springs	6,235	6,176	6,154	6,332	6,190	24,897	23,125
Suburban Maryland	5,235	5,243	5,452	5,829	4,697	21,759	19,620
St. Mary’s and King George Counties	3,417	3,431	3,530	3,589	3,566	13,967	13,960
San Antonio	7,898	5,609	4,228	3,938	3,805	21,673	13,566
Washington, DC - Capitol Riverfront	4,543	135	—	—	—	4,678	—
Greater Philadelphia	1,794	1,793	1,510	1,202	1,627	6,299	7,983
Other	3,609	3,458	3,495	3,524	3,433	14,086	13,584

Real estate revenues from cont. and discont. operations	$123,713	$115,028	$109,991	$112,996	$109,450	$461,728	$426,855

NOI by Geographic Region

(Dollars in thousands)

	Three Months Ended					Year Ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
Office Properties:

Baltimore/Washington Corridor	$33,442	$33,001	$33,770	$29,903	$31,647	$130,116	$124,708
Northern Virginia	12,382	11,754	11,466	11,346	11,684	46,948	49,021
Greater Baltimore	11,528	10,460	9,516	8,855	9,201	40,359	32,715
Colorado Springs	4,026	3,796	3,915	4,023	3,662	15,760	15,734
Suburban Maryland	3,096	2,625	3,253	3,128	2,458	12,102	11,227
St. Mary’s and King George Counties	2,377	2,279	2,489	2,482	2,641	9,627	10,469
San Antonio	3,877	2,912	2,128	2,309	2,354	11,226	9,087
Washington, DC - Capitol Riverfront	2,835	135	—	—	—	2,970	—
Greater Philadelphia	1,315	1,561	710	439	981	4,025	6,712
Other	1,816	2,201	2,600	2,215	2,194	8,832	9,776

NOI	$76,694	$70,724	$69,847	$64,700	$66,822	$281,965	$269,449

Same Office Property Cash NOI

(Dollars in thousands)

	Three Months Ended					Year Ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
Office Properties: (1)
Baltimore/Washington Corridor	$30,059	$33,046	$31,326	$27,172	$31,709	$121,603	$122,136
Northern Virginia	11,696	10,543	11,781	11,603	11,637	45,623	49,242
Greater Baltimore	8,410	7,818	7,608	6,612	6,808	30,448	28,812
Colorado Springs	3,483	3,418	3,423	3,423	2,995	13,747	13,354
Suburban Maryland	1,907	1,601	1,947	2,200	2,194	7,655	10,247
St. Mary’s and King George Counties	2,413	2,325	2,538	2,496	2,630	9,772	10,239
San Antonio	1,973	1,962	1,735	1,906	2,019	7,576	7,518
Greater Philadelphia	723	773	677	406	783	2,579	2,687
Other	1,976	2,025	1,908	1,910	1,884	7,819	7,573
Total Office Properties	$62,640	$63,511	$62,943	$57,728	$62,659	$246,822	$251,808
Less: Lease termination fees, gross	(2,059)	(209)	(1,086)	(278)	(347)	(3,632)	(5,531)
Same office property cash NOI, excluding gross lease termination fees	$60,581	$63,302	$61,857	$57,450	$62,312	$243,190	$246,277

Same Office Property GAAP NOI

(Dollars in thousands)

	Three Months Ended					Year Ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
Office Properties: (1)
Baltimore/Washington Corridor	$30,182	$29,831	$31,789	$28,179	$29,895	$119,981	$120,646
Northern Virginia	11,564	10,711	11,487	11,476	11,829	45,238	49,449
Greater Baltimore	8,836	7,896	7,889	6,861	7,385	31,482	30,897
Colorado Springs	3,645	3,569	3,581	3,609	3,223	14,404	14,361
Suburban Maryland	1,946	1,668	2,141	2,224	2,327	7,979	10,789
St. Mary’s and King George Counties	2,378	2,280	2,491	2,483	2,652	9,632	10,485
San Antonio	2,302	2,338	2,115	2,287	2,405	9,042	9,211
Greater Philadelphia	713	762	680	513	796	2,668	2,590
Other	2,168	2,227	2,136	2,147	2,130	8,678	8,668
Total Office Properties	$63,734	$61,282	$64,309	$59,779	$62,642	$249,104	$257,096

GAAP net operating income for same office properties	$63,734	$61,282	$64,309	$59,779	$62,642	$249,104	$257,096
Add (less): Straight-line rent adjustments	(433)	2,651	(875)	(1,480)	640	(137)	(3,305)
Less: Amortization of deferred market rental revenue	(661)	(422)	(491)	(571)	(623)	(2,145)	(1,983)
Same office property cash NOI	$62,640	$63,511	$62,943	$57,728	$62,659	$246,822	$251,808
Less: Lease termination fees, gross	(2,059)	(209)	(1,086)	(278)	(347)	(3,632)	(5,531)
Same office property cash NOI, excluding gross lease termination fees	$60,581	$63,302	$61,857	$57,450	$62,312	$243,190	$246,277

(1) Same office properties represent buildings owned and 100% operational since January 1, 2009.

Operating Ratios

(Dollars in thousands except per share data and ratios)

	Three Months Ended					Year Ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
OPERATING RATIOS — All computations include the effect of discontinued operations

Net income as a % of Real estate revenues from cont. and discont. operations (Net income / Real estate revenues from cont. and discont. operations)	13.5%	7.8%	8.3%	9.4%	8.7%	9.9%	14.4%

NOI as a % of Real estate revenues from cont. and discont. operations (NOI / Real estate revenues from cont. and discont. operations)	62.0%	61.5%	63.5%	57.3%	61.1%	61.1%	63.1%

EBITDA as a % of Real estate revenues from cont. and discont. operations (EBITDA / Real estate revenues from cont. and discont. operations)	64.4%	58.2%	59.3%	54.6%	55.8%	59.2%	59.9%

G&A as a % of Real estate revenues from cont. and discont. operations (G&A / Real estate revenues from cont. and discont. operations)	4.9%	5.3%	5.4%	5.2%	5.4%	5.2%	5.4%

G&A as a % of EBITDA (G&A / EBITDA)	7.7%	9.1%	9.1%	9.6%	9.8%	8.8%	9.1%

Recurring Capital Expenditures	$15,960	$10,156	$7,080	$6,211	$13,900	$39,407	$31,738

Recurring Capital Expenditures per average square foot of consolidated properties	$0.78	$0.50	$0.36	$0.32	$0.73	$1.98	$1.68

Recurring Capital Expenditures as a % of NOI	20.8%	14.4%	10.1%	9.6%	20.8%	14.0%	11.8%

Debt Analysis

(Dollars in thousands)

	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
Debt Outstanding
Mortgage Loans	$1,485,860	$1,449,817	$1,432,544	$1,452,845	$1,439,608
Construction Loans (1)	159,092	138,655	119,640	100,225	93,086
Unsecured Revolving Credit Facility (2)	295,000	498,000	250,000	397,000	365,000
Exchangeable Senior Notes	383,729	381,947	380,191	157,061	156,147
	$2,323,681	$2,468,419	$2,182,375	$2,107,131	$2,053,841

Interest Rate Data
Fixed-Mortgage Loans	$1,175,305	$1,179,060	$1,161,652	$1,165,073	$1,168,462
Fixed-Exchangeable Senior Notes	383,729	381,947	380,191	157,061	156,147
Variable	504,712	687,412	420,532	564,997	509,232
Variable Subject to Interest Rate Swaps (3)	259,935	220,000	220,000	220,000	220,000
	$2,323,681	$2,468,419	$2,182,375	$2,107,131	$2,053,841

% of Fixed Rate Loans (3)	78.28%	72.15%	80.73%	73.19%	75.21%
% of Variable Rate Loans (3)	21.72%	27.85%	19.27%	26.81%	24.79%
	100.00%	100.00%	100.00%	100.00%	100.00%

	Three Months Ended					Year Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	12/31/2010	12/31/2009
Average Contract Interest Rates
Mortgage & Construction Loans	5.30%	5.39%	5.43%	5.45%	5.49%	5.40%	5.25%
Unsecured Revolving Credit Facility (4)	2.07%	2.19%	2.53%	1.93%	2.43%	2.14%	2.75%
Exchangeable Senior Notes (5)	3.95%	3.95%	3.95%	3.50%	3.50%	3.88%	3.50%
Total Weighted Average	4.92%	5.06%	5.26%	4.83%	5.07%	5.01%	4.86%

Debt ratios (coverage ratios excluding capitalized interest) — All coverage computations include the effect of discontinued operations
NOI interest coverage ratio	3.24x	3.01x	3.05x	3.11x	3.12x	3.10x	3.58x
EBITDA interest coverage ratio	3.36x	2.85x	2.85x	2.97x	2.85x	3.01x	3.40x
NOI debt service coverage ratio	2.81x	2.62x	2.64x	2.67x	2.70x	2.69x	3.11x
EBITDA debt service coverage ratio	2.92x	2.49x	2.47x	2.54x	2.47x	2.61x	2.95x
NOI fixed charge coverage ratio	2.75x	2.55x	2.57x	2.59x	2.61x	2.62x	2.93x
EBITDA fixed charge coverage ratio	2.86x	2.42x	2.41x	2.47x	2.38x	2.54x	2.78x
Debt to EBITDA ratio (6)	7.29x	9.21x	8.36x	8.54x	8.41x
Adjusted debt to EBITDA ratio (7)	6.08x	7.93x	7.14x	7.25x	7.30x

(1)       Includes $142.3 million due under our Revolving Construction Facility at December 31, 2010.  This facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(2)       As of December 31, 2010, our borrowing capacity under the Revolving Credit Facility was $800.0 million, of which $503.1 million was available.

(3)       Includes the effect of interest rate swaps in effect during certain of the periods set forth above that hedge the risk of changes in interest rates on certain of our one-month LIBOR-based variable rate debt.

(4)       Includes effect of interest expense incurred on interest rate swaps.

(5)       Represents the weighted average of the stated interest rates on our Exchangeable Senior Notes.

(6)  Represents debt divided by EBITDA for the three month period multiplied by four.

(7)       Represents debt adjusted to subtract construction in progress as of period end divided by EBITDA for the three month period multiplied by four.

Debt Maturity Schedule -  December 31, 2010

(Dollars in thousands)

		Non-Recourse Debt (1)			Recourse Debt (1)

Year of Maturity		Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing	Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing	Revolver (2)	Total Scheduled Payments

January - March		$3,604	$—	N/A	$244	$—	N/A	$—	$3,848
April - June		3,609	—	N/A	246	159,092	1.98%	—	162,947
July - September		3,479	102,264	5.47%	257	—	N/A	295,000	401,000
October - December		3,186	—	N/A	258	—	N/A	—	3,444
Total 2011		$13,878	$102,264	5.47%	$1,005	$159,092	1.98%	$295,000	$571,239

2011	(3)	$13,878	$102,264		$1,005	$159,092		$295,000	$571,239
2012		12,802	257,523		1,065	—		—	271,390
2013		10,075	134,843		1,131	—		—	146,049
2014	(4)	6,688	175,931		840	26,766		—	210,225
2015		5,209	135,734		530	15,000		—	156,473
2016		3,481	274,605		556	—		—	278,642
2017		193	300,610		585	—		—	301,388
2018		—	—		617	—		—	617
2019		—	—		573	39		—	612
2020		—	—		200	—		—	200
2021		—	—		200	—		—	200
2022		—	—		200	—		—	200
2023		—	—		200	—		—	200
2024		—	—		200	—		—	200
2025		—	—		200	—		—	200
2026		—	—		50	11		—	61
		$52,326	$1,381,510		$8,152	$200,908		$295,000	$1,937,896

			Net premium						2,056
			Mortgage and Other Loans Payable						$1,939,952
							3.5%	4.25%
			Exchangeable Senior Notes-Face Amount				$162,500	$240,000	$402,500
			Net discount				(2,617)	(16,154)	(18,771)
			Exchangeable Senior Notes (5)				$159,883	$223,846	383,729

			Total Debt						$2,323,681

Notes:

(1) Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions. The maturity dates presented above in the table assume that the extension options have not been exercised.

(2) As of December 31, 2010, our borrowing capacity under the Revolving Credit Facility was $800.0 million, of which $503.1 million was available.

(3) Includes $295.0 million due under our Revolving Credit Facility at December 31, 2010 that may be extended by us for a one-year period, subject to certain conditions.  Also includes $142.3 million due under our Revolving Construction Facility at December 31, 2010 that was extended to May 2012 in January 2011; this facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(4) We have $74.3 million of nonrecourse debt maturing in 2034 that may be prepaid in 2014, subject to certain conditions. The above table includes $69.2 million in maturities on these loans in 2014.

(5) 3.5% Exchangeable Senior Notes mature in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.  4.25% Exchangeable Senior Notes mature in April 2030 but are subject to a put by the holders in April 2015 and every five years thereafter.

Quarterly Equity Analysis

(Dollars and shares in thousands except per share data)

	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
Common Equity - End of Quarter
Common Shares	66,932	59,406	59,288	58,927	58,343
Common Units	4,403	4,446	4,456	4,757	5,066
Total	71,334	63,852	63,744	63,684	63,409
End of Quarter Common Share Price	$34.95	$37.31	$37.76	$40.13	$36.63
Market Value of Common Shares/Units	$2,493,134	$2,382,318	$2,406,973	$2,555,639	$2,322,672

Common Shares Trading Volume
Average Daily Volume (Shares)	784	728	887	654	751
Average Daily Volume	$27,910	$27,241	$35,095	$24,583	$26,570
As a Percentage of Weighted Average Common Shares	1.2%	1.2%	1.5%	1.1%	1.3%

Common Share Price Range (price per share)
Quarterly High	$38.96	$39.85	$43.61	$42.44	$38.29
Quarterly Low	$33.33	$35.04	$34.82	$32.69	$31.77
Quarterly Average	$35.59	$37.44	$39.58	$37.57	$35.38

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding	532	532	532	532	532
Conversion Ratio	0.8163	0.8163	0.8163	0.8163	0.8163
Common Shares Issued Assuming Conversion	434	434	434	434	434

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding	3,390	3,390	3,390	3,390	3,390
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	7,590	7,590
Convertible Preferred Equity
Convertible Series K Shares Outstanding	884	884	884	884	884
Total Preferred Equity	8,474	8,474	8,474	8,474	8,474

Nonconvertible Preferred Equity ($25 par value)
Redeemable Series G Shares	$55,000	$55,000	$55,000	$55,000	$55,000
Redeemable Series H Shares	50,000	50,000	50,000	50,000	50,000
Redeemable Series J Shares	84,750	84,750	84,750	84,750	84,750
Total Nonconvertible Preferred Equity	$189,750	$189,750	$189,750	$189,750	$189,750

Convertible Preferred Equity ($25 liquidation value)
Convertible Series I Units	$8,800	$8,800	$8,800	$8,800	$8,800
Convertible Preferred Equity ($50 liquidation value)
Convertible Series K Shares	26,583	26,583	26,583	26,583	26,583
Total Convertible Preferred Equity	$35,383	$35,383	$35,383	$35,383	$35,383
Total Liquidation Value of Preferred Equity	$225,133	$225,133	$225,133	$225,133	$225,133

Weighted Average Shares for quarter ended:
Common Shares Outstanding	63,404	58,656	58,489	57,844	57,604
Dilutive effect of share-based compensation awards	236	296	421	364	413
Common Units	4,412	4,453	4,558	5,017	5,078
Denominator for FFO per share - diluted	68,052	63,405	63,468	63,225	63,095

Capitalization
Liquidation Value of Preferred Shares/Units	$225,133	$225,133	$225,133	$225,133	$225,133
Market Value of Common Shares/Units	2,493,134	2,382,318	2,406,973	2,555,639	2,322,672
Total Equity Market Capitalization	$2,718,267	$2,607,451	$2,632,107	$2,780,772	$2,547,805

Total Debt	$2,323,681	$2,468,419	$2,182,375	$2,107,131	$2,053,841

Total Market Capitalization	$5,041,948	$5,075,870	$4,814,482	$4,887,903	$4,601,646

Debt to Total Market Capitalization	46.1%	48.6%	45.3%	43.1%	44.6%
Debt to Total Assets	60.4%	66.0%	62.9%	62.0%	60.8%
Debt to Undepreciated Book Value of Real Estate Assets	57.2%	62.5%	59.1%	58.5%	57.8%

Dividend Analysis

	Three Months Ended					Year Ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
Common Share Dividends
Dividends per share/unit	$0.4125	$0.4125	$0.3925	$0.3925	$0.3925	$1.6100	$1.5300
Increase over prior period	0.0%	5.1%	0.0%	0.0%	0.0%	5.2%	7.4%

Common Dividend Payout Ratios
Diluted FFO Payout, excluding operating property acquisition costs	61.7%	71.3%	73.2%	75.2%	72.0%	69.6%	61.8%

Diluted AFFO Payout	95.0%	89.3%	92.6%	99.2%	110.9%	93.9%	79.7%

Dividend Coverage - Diluted FFO, excluding operating property acquisition costs	1.62x	1.40x	1.37x	1.33x	1.39x	1.44x	1.62x

Dividend Coverage - Diluted AFFO	1.05x	1.12x	1.08x	1.01x	0.90x	1.07x	1.25x

Common Dividend Yields
Dividend Yield at Quarter End	4.72%	4.42%	4.16%	3.91%	4.29%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Unit Distributions Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series J Preferred Share Dividends
Preferred Share Dividends Per Share	$0.47656	$0.47656	$0.47656	$0.47656	$0.47656
Preferred Share Dividend Yield	7.625%	7.625%	7.625%	7.625%	7.625%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series K Preferred Share Dividends
Preferred Share Dividends Per Share	$0.70000	$0.70000	$0.70000	$0.70000	$0.70000
Preferred Share Dividend Yield	5.600%	5.600%	5.600%	5.600%	5.600%
Quarter End Recorded Book Value	$50.00	$50.00	$50.00	$50.00	$50.00

Investor Composition and Analyst Coverage

as of December 31, 2010

			As if Converted		Diluted
	Common	Common	Preferred		Ownership
	Shares	Units	Shares / Units	Total	% of Total
SHAREHOLDER CLASSIFICATION

Insiders	1,037,762	3,740,427	—	4,778,189	6.64%
Non-insiders	65,893,820	662,300	610,014	67,166,134	93.36%
	66,931,582	4,402,727	610,014	71,944,323	100.00%

	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
RESEARCH COVERAGE

BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	x	x
Cowen and Company	x	n/a	n/a	n/a	n/a
Friedman Billings Ramsey & Co.	x	x	n/a	n/a	x
Green Street Advisors	x	x	x	x	x
ISI Group	x	x	x	x	x
Jeffries & Co.	x	x	n/a	n/a	n/a
JP Morgan	x	x	x	x	x
Keefe, Bruyette & Woods	x	x	n/a	n/a	n/a
KeyBanc Capital Markets	x	x	x	x	n/a
Macquarie Securities	x	x	x	x	n/a
Raymond James	x	x	x	x	x
RBC Capital Markets	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wells Fargo Securities	x	x	x	x	x

Office Property Summary by Region - December 31, 2010

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
2	300 Sentinel Drive (300 NBP)	BWI Airport	NBP	2009	M	192,562
3	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,647
4	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	155,883
5	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
6	302 Sentinel Drive (302 NBP)	BWI Airport	NBP	2007	M	153,598
7	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,196
8	308 Sentinel Drive (308 NBP)	BWI Airport	NBP	2010	M	31,128	120,415
9	320 Sentinel Way (320 NBP)	BWI Airport	NBP	2007	M	125,681
10	318 Sentinel Way (318 NBP)	BWI Airport	NBP	2005	M	125,681
11	322 Sentinel Way (322 NBP)	BWI Airport	NBP	2006	M	125,568
12	324 Sentinel Way (324 NBP)	BWI Airport	NBP	2010	M	125,118
13	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
14	132 National Business Parkway	BWI Airport	NBP	2000	M	118,598
15	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
16	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
17	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
18	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
19	135 National Business Parkway	BWI Airport	NBP	1998	M	87,422
20	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
21	141 National Business Parkway	BWI Airport	NBP	1990	M	87,206
22	131 National Business Parkway	BWI Airport	NBP	1990	M	69,336
23	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
24	314 Sentinel Way (314 NBP)	BWI Airport	NBP	2008	S	4,462
						2,764,073	120,415

1	1550 West Nursery Road	BWI Airport	APS	2009	M	162,101
2	1306 Concourse Drive	BWI Airport	APS	1990	M	116,307
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,792
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	100,824
5	880 Elkridge Landing Road	BWI Airport	APS	1981	M	99,524
6	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
7	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
8	1302 Concourse Drive	BWI Airport	APS	1996	M	84,053
9	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
10	1099 Winterson Road	BWI Airport	APS	1988	M	70,583
11	1190 Winterson Road	BWI Airport	APS	1987	M	68,899
12	849 International Drive	BWI Airport	APS	1988	M	68,768
13	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
14	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
15	999 Corporate Boulevard	BWI Airport	APS	2000	M	66,889
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	58,035
17	891 Elkridge Landing Road	BWI Airport	APS	1984	M	57,955
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	930 International Drive	BWI Airport	APS	1986	S	57,272
20	900 International Drive	BWI Airport	APS	1986	S	57,140
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	54,280
22	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
23	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
24	870 Elkridge Landing Road	BWI Airport	APS	1981	S	5,627
						1,797,564

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,136
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	74,153
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,888
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	56,964
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	45,867
7	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M	43,232
8	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,317
9	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	28,998
10	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	18,698
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	16,964
12	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,947
13	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,903
14	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						544,379	—

62	Subtotal (continued on next page)					5,106,016	120,415

The S or M notation indicates single story or multi-story, respectively.

Office Property Summary by Region - December 31, 2010 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

62	Subtotal (continued from prior page)					5,106,016	120,415

1	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2009	M	103,990
2	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2007	S	23,500
						127,490

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	171,436

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	470,249
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
3	6721 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2009	M	131,451
4	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,847
5	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006-2007	M	123,599
6	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,822
7	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	112,861
8	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	86,027
9	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,033
10	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	75,328
11	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	76,347
12	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
13	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
14	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
15	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,131
16	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
17	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	47,668
18	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,460
19	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
20	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
21	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
22	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,472
23	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,225
24	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
25	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
26	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,107
27	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
28	6741 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2008	S	4,592
						2,226,066	—

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	61,984
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	40,286
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	39,496
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
8	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,195
9	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	15,910
10	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
11	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,263
						442,622	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,220
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	30,485
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	14,778
						154,779	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,217

111	Total Baltimore/Washington Corridor					8,432,626	120,415

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Office Property Summary by Region - December 31, 2010 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	58,676
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,363
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						260,729	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	59,483
						120,639	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	58,981
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,866	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,833
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,578	—

18	Total St. Mary’s & King George Counties					821,812	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields Corporate Center	1989	M	471,440
2	15010 Conference Center Drive	Dulles South	Westfields Corporate Center	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	145,224
4	15049 Conference Center Drive	Dulles South	Westfields Corporate Center	1997	M	145,706
5	14900 Conference Center Drive	Dulles South	Westfields Corporate Center	1999	M	126,158
6	14280 Park Meadow Drive	Dulles South	Westfields Corporate Center	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields Corporate Center	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	72,194
9	14840 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	69,710
						1,456,262	—

1	13200 Woodland Park Road	Herndon	Woodland Park	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	111,816
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,776
						165,592	—

1	3120 Fairview Park Drive	Herndon	Fairview Park	2008	M	7,080	176,360

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	186,707
3	1550 Westbranch Drive	Tysons Corner		2002	M	152,240
						599,416	—

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982/2008	M	139,802

17	Total Northern Virginia					2,772,817	176,360

	Other

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

1	201 Technology Park Drive	Southwest Virginia	Russell Regional Business Tech Park	2007	S	102,842

2	Total Other					295,842	—

The S or M notation indicates single story or multi-story building, respectively.

Office Property Summary by Region - December 31, 2010 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

	755 Arbor Way	Blue Bell	Arborcrest	1992	S	—	418,430
1	785 Jolly Road	Blue Bell	Arborcrest	1996	M	219,065	—
2	801 Lakeview Drive	Blue Bell	Arborcrest	1994	M	156,695	61,958
	751 Arbor Way	Blue Bell	Arborcrest	1991	M	—	113,500
2	Total Greater Philadelphia					375,760	593,888

	San Antonio, Texas

2	7700 Potranco Road	San Antonio Northwest	Sentry Gateway	1982/1985	M	508,412
3	8000 Potranco Road	San Antonio Northwest	Sentry Gateway	2010	M	125,005
4	8030 Potranco Road	San Antonio Northwest	Sentry Gateway	2010	M	125,005
5	7700-5 Potranco-Warehouse	San Antonio Northwest	Sentry Gateway	2009	S	25,056
6	7700-1 Potranco Road	San Antonio Northwest	Sentry Gateway	2007	S	8,674
						792,152	—

1	1560 Cable Ranch Road - Building B	San Antonio Northwest	151 Technology Center	1985/2006	M	77,040
2	1560 Cable Ranch Road - Building A	San Antonio Northwest	151 Technology Center	1985/2007	M	45,935
						122,975	—

8	Total San Antonio, Texas					915,127	—

	Colorado Springs, Colorado

1	655 Space Center Drive	Colorado Springs East	Patriot Park	2008	M	103,970
2	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	104,028
3	565 Space Center Drive	Colorado Springs East	Patriot Park	2009	M	89,899
4	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	51,500
5	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,207
6	525 Babcock Road	Colorado Springs East	Patriot Park	1967	S	14,000
						396,604	—

1	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park	2007-2008	M	59,763

1	3535 Northrop Grumman Point	Colorado Springs East	Colorado Springs Airport	2008	M	124,305

1	1670 North Newport Road	Colorado Springs East	Newport	1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

1	10807 New Allegiance Drive	I-25 North Corridor	InterQuest Office	2009	M	145,723
2	12515 Academy Ridge View	I-25 North Corridor	InterQuest Office	2006	M	61,372
3	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	74,749
4	9945 Federal Drive	I-25 North Corridor	InterQuest Office	2009	S	74,005
5	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,223
6	9925 Federal Drive	I-25 North Corridor	InterQuest Office	2008	S	53,788
7	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						522,808	—

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest	Northcreek	1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest	Northcreek	1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest	Northcreek	1989	M	103,400
						322,054	—

21	Total Colorado Springs, Colorado					1,568,926	—

	Washington, DC - Capitol Riverfront
1	1201 M Street	Washington, DC - Capitol Riverfront	Maritime Plaza	2001	M	200,509
2	1220 12th Street	Washington, DC - Capitol Riverfront	Maritime Plaza	2003	M	161,165
	Total Washington, D.C. - Capitol Riverfront					361,674	—

The S or M notation indicates single story or multi-story building, respectively.

Office Property Summary by Region - December 31, 2010 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	228,179

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,355

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	122,490

1	45 West Gude Drive	Rockville		1987	M	108,588
2	15 West Gude Drive	Rockville		1986	M	106,694
						215,282	—

5	Total Suburban Maryland					695,306	—

	Greater Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	214,704
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	125,352
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	97,309
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,243
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	57,104
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	35,806
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,618
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,575
						664,711	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	174,737
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	133,861
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	104,885
						413,483	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,383
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,604
5	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	30,081
6	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,454
7	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
8	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,630
9	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
10	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,811
11	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
12	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,899
13	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,734
						364,408	—

1	502 Washington Avenue	Towson		1984	M	90,435
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	49,701
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	20,099
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						178,666	—

1	1501 South Clinton Street	Baltimore	Canton Crossing	2006	M	474,637

1	209 Research Boulevard	Harford County	Northgate Business Park	2010	M	47,930	29,262
2	210 Research Boulevard	Harford County	Northgate Business Park	2010	M	27,551	52,022
						75,481	81,284

31	Subtotal (continued on next page)					2,171,386	81,284

The S or M notation indicates single story or multi-story building, respectively.

Office Property Summary by Region - December 31, 2010 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

31	Subtotal (continued from prior page)					2,171,386	81,284

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	50,415

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	76,271
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	79,091
						155,362	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	57,812
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	42,891
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,800
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	32,242
						206,495	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	50,796
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	49,585
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	46,485
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	38,487
						185,353	—

1	5355 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2005	S	35,930
2	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	35,678
						71,608	—

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	57,782
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	41,799
3	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	32,423
4	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	29,995
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	17,599
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	15,669
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						204,753	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	43,623
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,710
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,163
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	26,748
						134,244	—

1	10001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	218,215

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	45,806

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	51,198
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,132
						98,330	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,208
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,996
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	23,481
						79,685	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	8615 Ridgely’s Choice Drive	White Marsh		2005	M	37,746
3	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						128,746	—

66	Total Greater Baltimore					3,750,398	81,284

251	TOTAL WHOLLY-OWNED OFFICE PROPERTY PORTFOLIO					19,990,288	971,947

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2010 Joint Venture Office Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Office Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,589
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,671
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,519	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	31,710
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						116,613	—

16	Total Greater Harrisburg					670,999	—

16	Total Unconsolidated Joint Venture Office Properties					670,999	—

	Consolidated Joint Venture Office Properties

	Suburban Maryland

1	5825 University Research Court	College Park	M Square Business Park	2008	M	118,528
2	5850 University Research Court	College Park	M Square Business Park	2009	M	123,464
						241,992	—

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866

3	Total Suburban Maryland					297,858	—

	Baltimore/Washington Corridor

1	7740 Milestone Parkway	BWI Airport	Arundel Preserve	2009	M	143,939	—

	Total Baltimore/Washington Corridor					143,939	—

4	Total Consolidated Joint Venture Properties					441,797	—

20	TOTAL JOINT VENTURE OFFICE PROPERTY PORTFOLIO					1,112,796	—

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Office Properties

	Baltimore /				St. Mary’s &
	Washington	Northern	Greater	Suburban	King George	Colorado	San	Greater	Washington, DC -		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	Capitol Riverfront	Other	Portfolio

December 31, 2010

Number of Buildings	111	17	66	5	18	21	8	2	2	2	252
Rentable Square Feet	8,432,626	2,772,817	3,750,398	695,306	821,812	1,568,926	915,127	375,760	361,674	295,842	19,990,288
Occupied %	89.5%	91.9%	85.0%	71.4%	86.8%	76.2%	100.0%	100.0%	98.5%	100.0%	88.2%
Leased %	90.6%	93.1%	85.8%	87.1%	86.8%	76.2%	100.0%	100.0%	98.5%	100.0%	89.5%

September 30, 2010

Number of Buildings	110	16	65	5	18	21	8	2	2	2	249
Rentable Square Feet	8,402,671	2,763,656	3,728,034	695,184	821,812	1,568,926	915,127	375,760	361,674	295,842	19,928,686
Occupied %	89.1%	91.9%	80.4%	72.5%	89.2%	76.7%	100.0%	100.0%	99.6%	100.0%	87.4%
Leased %	90.3%	93.2%	83.5%	73.3%	89.7%	76.7%	100.0%	100.0%	99.6%	100.0%	88.7%

June 30, 2010

Number of Buildings	109	16	64	5	18	21	6	4	—	4	247
Rentable Square Feet	8,168,938	2,764,708	3,687,629	695,184	821,812	1,571,462	665,117	615,397	—	497,042	19,487,289
Occupied %	89.6%	96.0%	81.2%	70.7%	96.0%	75.1%	100.0%	100.0%	0.0%	100.0%	88.3%
Leased %	90.6%	96.4%	83.4%	71.8%	96.0%	75.9%	100.0%	100.0%	0.0%	100.0%	89.3%

March 31, 2010

Number of Buildings	109	15	63	5	18	21	6	3	—	4	244
Rentable Square Feet	8,117,503	2,611,980	3,650,487	695,307	821,812	1,384,554	665,117	458,702	—	497,042	18,902,504
Occupied %	89.4%	96.4%	81.3%	86.2%	94.5%	86.3%	100.0%	100.0%	0.0%	100.0%	89.6%
Leased %	90.8%	96.8%	81.4%	86.2%	94.5%	86.3%	100.0%	100.0%	0.0%	100.0%	90.3%

December 31, 2009

Number of Buildings	109	15	64	5	18	21	6	3	—	4	245
Rentable Square Feet	8,277,178	2,613,077	3,672,756	695,307	821,812	1,384,554	665,117	458,702	—	497,042	19,085,545
Occupied %	91.6%	96.6%	80.3%	91.9%	97.8%	85.8%	100.0%	100.0%	0.0%	100.0%	90.7%
Leased %	92.5%	96.8%	81.0%	91.9%	98.0%	86.1%	100.0%	100.0%	0.0%	100.0%	91.3%

Property Occupancy Rates by Region by Quarter

Joint Venture Office Properties

	Unconsolidated	Consolidated
	Greater	Baltimore/Wash	Suburban	Total
	Harrisburg	Corridor	Maryland	Joint Ventures
December 31, 2010

Number of Buildings	16	1	3	20
Rentable Square Feet	670,999	143,939	297,858	1,112,796
Occupied %	74.3%	6.0%	88.3%	69.2%
Leased %	74.3%	6.0%	90.1%	69.7%

September 30, 2010

Number of Buildings	16	1	3	20
Rentable Square Feet	670,999	143,939	297,858	1,112,796
Occupied %	73.8%	6.0%	88.3%	68.9%
Leased %	73.8%	6.0%	90.1%	69.4%

June 30, 2010

Number of Buildings	16	1	3	20
Rentable Square Feet	670,999	143,939	297,858	1,112,796
Occupied %	76.4%	6.0%	86.2%	69.9%
Leased %	76.4%	6.0%	90.0%	70.9%

March 31, 2010

Number of Buildings	16	1	3	20
Rentable Square Feet	670,999	143,939	297,858	1,112,796
Occupied %	76.4%	6.0%	84.1%	69.4%
Leased %	76.4%	6.0%	90.1%	71.0%

December 31, 2009

Number of Buildings	16	1	3	20
Rentable Square Feet	670,999	143,939	297,866	1,112,804
Occupied %	79.0%	6.0%	84.1%	70.9%
Leased %	79.0%	6.0%	84.1%	70.9%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of December 31, 2010

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	252	19,990,288	88.2%	89.5%
Add: Consolidated Joint Venture Properties	4	441,797	61.5%	62.7%
Subtotal	256	20,432,085	87.6%	88.9%
Add: Unconsolidated Joint Venture Properties	16	670,999	74.3%	74.3%
Total Portfolio	272	21,103,084	87.2%	88.5%

Top Twenty Tenants of Wholly Owned Office Properties as of December 31, 2010 (1)

(Dollars in thousands)

				Percentage of	Total	Percentage	Weighted
			Total	Total	Annualized	of Total	Average
		Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant		Leases	Square Feet	Square Feet	Revenue (2) (3)	Revenue	Lease Term (4)

United States of America	(5)	74	3,133,808	17.8%	$95,049	21.1%	6.2
Northrop Grumman Corporation	(6)	17	1,259,167	7.1%	32,857	7.3%	6.6
Booz Allen Hamilton, Inc.		8	726,070	4.1%	21,311	4.7%	4.5
Computer Sciences Corporation	(6)	6	612,024	3.5%	18,788	4.2%	3.1
ITT Corporation	(6)	9	333,169	1.9%	8,095	1.8%	4.1
The MITRE Corporation		4	260,348	1.5%	8,044	1.8%	5.8
The Aerospace Corporation	(6)	3	247,253	1.4%	7,763	1.7%	4.1
CareFirst, Inc.		2	221,893	1.3%	7,661	1.7%	5.8
Wells Fargo & Company	(6)	6	215,620	1.2%	7,484	1.7%	7.4
L-3 Communications Holdings, Inc.	(6)	4	256,120	1.5%	7,484	1.7%	3.3
Integral Systems, Inc.	(6)	4	241,627	1.4%	6,205	1.4%	9.1
Comcast Corporation	(6)	7	308,332	1.7%	6,131	1.4%	2.8
The Boeing Company	(6)	5	192,719	1.1%	5,875	1.3%	3.9
AT&T Corporation	(6)	5	321,063	1.8%	5,490	1.2%	7.8
Ciena Corporation		5	263,724	1.5%	4,956	1.1%	2.2
General Dynamics Corporation	(6)	5	174,719	1.0%	4,679	1.0%	2.7
Unisys Corporation		1	156,695	0.9%	4,143	0.9%	9.4
The Johns Hopkins Institutions	(6)	5	140,837	0.8%	3,674	0.8%	5.9
Merck & Co., Inc.	(6)	2	225,894	1.3%	2,950	0.7%	1.6
First Mariner Bank	(6)	2	75,461	0.4%	2,929	0.7%	5.7

Subtotal Top 20 Office Tenants		174	9,366,543	53.1%	261,568	58.1%	5.5
All remaining tenants		709	8,260,979	46.9%	189,000	41.9%	3.9
Total/Weighted Average		883	17,627,522	100.0%	$450,568	100.0%	4.9

(1)

Table excludes owner occupied leasing activity which represents 170,855 square feet with total annualized rental revenue of $4.0 million and a weighted average remaining lease term of 4.9 years as of December 31, 2010.

(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2010, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.
(3)	Order of tenants is based on Total Annualized Rental Revenue.
(4)	The weighting of the lease term was computed using Total Rental Revenue.
(5)

Many of our government leases are subject to early termination provisions which are customary to government leases.
The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(6)	Includes affiliated organizations or agencies.

Average Occupancy Rates by Region for Same Office Properties (1)

	Number	Rentable
	of	Square	Three Months Ended					Year Ended
	Buildings	Feet	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09

Baltimore Washington Corridor	105	7,686,276	89.5%	89.5%	89.9%	90.1%	91.7%	89.7%	92.4%

Northern Virginia	15	2,613,497	91.5%	91.6%	96.2%	96.6%	96.9%	94.0%	96.1%

Greater Baltimore	62	3,164,350	81.3%	79.9%	80.2%	79.7%	78.8%	80.3%	81.7%

Suburban Maryland	6	751,172	73.3%	72.9%	72.1%	90.0%	91.6%	77.1%	93.9%

St.Mary’s and King George Counties	18	821,812	87.8%	93.3%	95.3%	94.8%	97.8%	92.8%	96.7%

Colorado Springs	16	1,144,139	89.9%	88.2%	90.0%	90.4%	89.9%	89.6%	92.2%

San Antonio	5	640,061	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Greater Philadelphia	1	219,065	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Other	2	295,842	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Total Office	230	17,336,214	88.2%	88.1%	89.2%	90.1%	90.9%	88.9%	91.7%

(1)  Same office properties represent buildings owned and 100% operational since January 1, 2009.

Lease Expiration Analysis by Year for Wholly Owned Office Properties

As of December 31, 2010 (1)

Year and Region of Lease Expiration (2)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Period’s Expiring Square Feet	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue of Expiring Leases (3)	Percentage of Total Annualized Rental Revenue Expiring	Total Annual. Rental Revenue of Expiring Leases per Occupied Square Foot
					(000’s)

Baltimore/Washington Corridor	58	847,959	44.1%	4.8%	$20,897	4.6%	$24.64
Northern Virginia	7	259,171	13.5%	1.5%	6,658	1.5%	25.69
Greater Baltimore	66	382,761	19.9%	2.2%	7,758	1.7%	20.27
Suburban Maryland	3	82,938	4.3%	0.5%	2,321	0.5%	27.98
St. Mary’s and King George Cos.	12	122,061	6.4%	0.7%	2,416	0.5%	19.79
Colorado Springs	7	137,298	7.1%	0.8%	2,508	0.6%	18.27
Washington, DC-Capitol Riverfront	8	89,836	4.7%	0.5%	4,320	1.0%	48.09
2011	161	1,922,024	100.0%	10.9%	46,878	10.4%	24.39

Baltimore/Washington Corridor	48	1,166,419	45.5%	6.6%	30,370	6.7%	26.04
Northern Virginia	18	165,006	6.4%	0.9%	4,911	1.1%	29.76
Greater Baltimore	54	559,551	21.8%	3.2%	10,729	2.4%	19.17
Suburban Maryland	2	18,423	0.7%	0.1%	323	0.1%	17.53
St. Mary’s and King George Cos.	11	279,974	10.9%	1.6%	5,152	1.1%	18.40
Greater Philadelphia	1	219,065	8.5%	1.2%	2,784	0.6%	12.71
Colorado Springs	7	76,161	3.0%	0.4%	1,602	0.4%	21.03
San Antonio	2	78,359	3.1%	0.4%	1,359	0.3%	17.34
Washington, DC-Capitol Riverfront	1	1,608	0.1%	0.0%	76	0.0%	47.26
2012	144	2,564,566	100.0%	14.5%	57,306	12.7%	22.35

Baltimore/Washington Corridor	55	1,207,037	55.8%	6.8%	37,432	8.3%	31.01
Northern Virginia	11	155,381	7.2%	0.9%	4,073	0.9%	26.21
Greater Baltimore	43	426,226	19.7%	2.4%	8,181	1.8%	19.19
Suburban Maryland	2	8,861	0.4%	0.1%	238	0.1%	26.86
St. Mary’s and King George Cos.	7	109,245	5.0%	0.6%	1,882	0.4%	17.23
Colorado Springs	8	126,189	5.8%	0.7%	2,478	0.5%	19.64
Washington, DC-Capitol Riverfront	5	131,209	6.1%	0.7%	5,655	1.3%	43.10
2013	131	2,164,148	100.0%	12.3%	59,939	13.3%	27.70

Baltimore/Washington Corridor	43	704,524	37.6%	4.0%	19,490	4.3%	27.66
Northern Virginia	7	445,617	23.8%	2.5%	14,178	3.1%	31.82
Greater Baltimore	30	304,673	16.3%	1.7%	5,427	1.2%	17.81
Suburban Maryland	5	129,865	6.9%	0.7%	2,663	0.6%	20.51
St. Mary’s and King George Cos.	8	40,373	2.2%	0.2%	909	0.2%	22.52
Colorado Springs	9	177,581	9.5%	1.0%	3,531	0.8%	19.88
Washington, DC-Capitol Riverfront	6	71,562	3.8%	0.4%	3,039	0.7%	42.47
2014	108	1,874,195	100.0%	10.6%	49,237	10.9%	26.27

Baltimore/Washington Corridor	55	1,109,348	43.3%	6.3%	29,348	6.5%	26.46
Northern Virginia	12	751,855	29.3%	4.3%	22,248	4.9%	29.59
Greater Baltimore	35	367,935	14.4%	2.1%	6,605	1.5%	17.95
Suburban Maryland	3	132,505	5.2%	0.8%	2,515	0.6%	18.98
St. Mary’s and King George Cos.	8	76,744	3.0%	0.4%	1,281	0.3%	16.69
Colorado Springs	8	95,106	3.7%	0.5%	1,796	0.4%	18.88
Washington, DC-Capitol Riverfront	2	30,314	1.2%	0.2%	1,326	0.3%	43.74
2015	123	2,563,807	100.0%	14.5%	65,119	14.5%	25.40

Baltimore/Washington Corridor	78	2,460,746	39.2%	14.0%	63,118	14.0%	25.65
Northern Virginia	20	635,232	10.1%	3.6%	19,856	4.4%	31.26
Greater Baltimore	62	1,110,025	17.7%	6.3%	28,900	6.4%	26.04
Suburban Maryland	3	121,672	1.9%	0.7%	3,057	0.7%	25.12
St. Mary’s and King George Cos.	4	48,487	0.8%	0.3%	971	0.2%	20.03
Greater Philadelphia	1	156,695	2.5%	0.9%	4,143	0.9%	26.44
Colorado Springs	11	582,911	9.3%	3.3%	11,906	2.6%	20.43
San Antonio	6	836,768	13.3%	4.7%	24,558	5.5%	29.35
Washington, DC-Capitol Riverfront	2	28,367	0.5%	0.2%	1,163	0.3%	41.00
Other	2	295,842	4.7%	1.7%	9,056	2.0%	30.61
Thereafter	189	6,276,745	100.0%	35.6%	166,728	37.0%	26.56

Other (4)	27	262,037	100.0%	1.5%	5,361	1.2%	20.46

Total / Average	883	17,627,522		100.0%	$450,568	100.0%	$25.56

NOTE:  As of December 31, 2010, the weighted average lease term for the wholly owned office properties is 4.9 years.

(1)	This expiration analysis includes the effect of early renewals completed on existing leases but excludes the effect of new tenant leases on 266,125 square feet yet to commence as of December 31, 2010.
(2)

Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(3)	Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2010 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.
(4)	Month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Renewal Analysis for Wholly Owned Operating Office Properties for Periods Ended December 31, 2010

	Baltimore/ Washington Corridor	Northern Virginia	Greater Baltimore	Suburban Maryland	St. Mary’s and King George Counties	Colorado Springs	Total Office

Quarter Ended December 31, 2010:

Expiring Square Feet	619,599	214,801	337,526	12,645	97,039	12,406	1,294,016
Vacated Square Feet	57,755	20,804	74,799	12,645	36,531	3,783	206,317
Renewed Square Feet	561,844	193,997	262,727	—	60,508	8,623	1,087,699
Retention Rate (% based upon square feet)	90.7%	90.3%	77.8%	0.0%	62.4%	69.5%	84.1%

Renewed Space Only:
Average Committed Cost per Square Foot	$9.38	$6.00	$7.38	$—	$7.27	$3.13	$8.13
Weighted Average Lease Term in years	4.1	2.9	3.6	—	1.5	2.9	3.6

Change in Total Rent - GAAP	4.8%	-0.8%	0.7%	0.0%	16.1%	5.9%	3.3%
Change in Total Rent - Cash	-2.9%	-6.5%	-9.7%	0.0%	7.7%	-1.2%	-4.6%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$9.58	$7.92	$12.17	$58.10	$11.49	$3.13	$14.02
Weighted Average Lease Term in years	4.1	3.1	5.2	11.3	2.1	2.9	4.7

Change in Total Rent - GAAP	4.7%	-0.7%	-4.5%	30.5%	15.3%	5.9%	3.7%
Change in Total Rent - Cash	-3.1%	-6.3%	-13.8%	16.5%	5.6%	-1.2%	-4.5%

Year Ended December 31, 2010:

Expiring Square Feet	1,647,618	776,759	647,422	290,780	232,998	129,598	3,725,175
Vacated Square Feet	459,076	227,613	156,453	199,597	115,779	31,128	1,189,646
Renewed Square Feet	1,188,542	549,146	490,969	91,183	117,219	98,470	2,535,529
Retention Rate (% based upon square feet)	72.1%	70.7%	75.8%	31.4%	50.3%	76.0%	68.1%

Renewed Space Only:
Average Committed Cost per Square Foot	$7.86	$5.59	$12.91	$0.82	$4.69	$5.02	$7.84
Weighted Average Lease Term in years	3.8	2.5	5.1	4.1	3.2	5.6	3.8

Change in Total Rent - GAAP	6.0%	-2.9%	3.0%	0.1%	16.3%	-0.9%	3.3%
Change in Total Rent - Cash	-2.4%	-8.8%	-7.5%	-9.7%	5.2%	-3.6%	-4.8%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$9.46	$8.48	$13.92	$32.63	$7.41	$9.50	$11.72
Weighted Average Lease Term in years	4.0	3.1	5.5	8.1	3.3	5.5	4.4

Change in Total Rent - GAAP	4.6%	-3.1%	-2.6%	16.7%	15.6%	0.5%	2.3%
Change in Total Rent - Cash	-3.6%	-8.9%	-11.6%	4.4%	4.4%	-2.8%	-5.6%

Notes:	No renewal or retenanting activity transpired in our San Antonio, Greater Philadelphia, Washington DC-Capital Riverfront, or Other regions.
Activity is exclusive of owner occupied space and leases with less than a one-year term.
Retention rate includes early renewals.

Office Property Development Summary as of December 31, 2010

(Dollars in thousands)

			Wholly Owned	Total	Percentage	as of December 31, 2010		Actual or Anticipated
Property and Location		Submarket	or Joint Venture (JV)	Rentable Square Feet	Leased as of 12/31/10	Anticipated Total Cost (1)	Cost to date	Construction Completion Date (2)	Anticipated Operational Date (3)

Under Construction

316 Sentinel Way (316 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	125,044	0%	28,124	21,464	1Q 11	1Q 12

7205 Riverwood Road Columbia, Maryland		Howard Co. Perimeter	Owned	86,000	0%	18,900	4,154	4Q 11	4Q 12

Subtotal Government				211,044	0%	$47,024	$25,618
% of Total Drivers				20%

308 Sentinel Drive (308 NBP) Annapolis Junction, Maryland	(4)	BWI Airport	Owned	151,543	98%	32,400	25,167	3Q 10	1Q 11

410 National Business Parkway Annapolis Junction, Maryland		BWI Airport	Owned	110,000	0%	25,643	6,874	4Q 11	4Q 12

430 National Business Parkway Annapolis Junction, Maryland		BWI Airport	Owned	109,341	0%	24,942	13,800	2Q 11	2Q 12

206 Research Boulevard Aberdeen, Maryland		Harford County	Owned	127,300	0%	25,144	10,200	2Q 11	2Q 12

209 Research Boulevard Aberdeen, Maryland	(5)	Harford County	Owned	77,192	100%	18,378	16,727	2Q 10	2Q 11

210 Research Boulevard Aberdeen, Maryland	(6)	Harford County	Owned	79,573	35%	16,706	13,028	4Q 10	4Q 11

45310 Abell House Lane California, MD		St. Mary’s County	Owned	80,205	100%	18,080	6,833	3Q 11	4Q 11

100 Sentry Gateway San Antonio, Texas		San Antonio Northwest	Owned	94,550	0%	15,433	10,369	4Q 10	4Q 11

Subtotal Defense Information Technology				829,704	40%	$176,726	$102,997
% of Total Drivers				80%

Total Under Construction				1,040,748	32%	$223,750	$128,615

	% of Total	Total Rentable	Percentage
Regions	Regions	Square Feet	Leased
Baltimore/Washington Corridor	56%	581,928	25%
Greater Baltimore	27%	284,065	37%
St. Mary’s County	8%	80,205	100%
San Antonio	9%	94,550	0%
Total Under Construction by Region	100%	1,040,748	32%

(1)	Anticipated Total Cost includes land, construction and leasing costs.
(2)	Actual or anticipated construction completion date is the estimated date of completion of the building shell.
(3)	Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.
(4)	Although classified as “Under Construction,” 31,128 square feet are operational.
(5)	Although classified as “Under Construction,” 47,930 square feet are operational.
(6)	Although classified as “Under Construction,” 27,551 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through specific research park relationship.

Office Property Development Summary as of December 31, 2010 (continued)

(Dollars in thousands)

Property and Location		Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased as of 12/31/10	Anticipated Total Cost (1)	Cost to date	Actual or Anticipated Construction Completion Date (2)	Anticipated Operational Date (3)

Redevelopment

7468 Candlewood Road Hanover, Maryland		BWI Airport	Owned	357,700	0%	$41,735	$40,315	4Q 10	4Q 11

3120 Fairview Park Drive Herndon, Virginia	(4)	Herndon	Owned	183,440	4%	57,800	43,100	4Q10	4Q11

801 Lakeview Drive (Lakeside I) Blue Bell, Pennsylvania	(5)	Greater Philadelphia	Owned	218,653	72%	30,325	22,624	3Q 10	3Q 11

751 Arbor Way (Hillcrest I) Blue Bell, Pennsylvania		Greater Philadelphia	Owned	113,500	0%	19,100	430	4Q11	4Q12

Total Redevelopment				873,293		$148,960	$106,469

Under Development

312 Sentinel Way Annapolis Junction, Maryland		BWI Airport	Owned	125,000		33,021	6,227	2Q12	2Q13

Subtotal Government				125,000		$33,021	$6,227
% of Total Drivers				9%

310 Sentinel Way Annapolis Junction, Maryland		BWI Airport	Owned	240,000		66,960	3,461	1Q 13	1Q 14

420 National Business Parkway Annapolis Junction, Maryland		BWI Airport	Owned	140,000		35,400	3,943	1Q12	1Q13

202 Research Boulevard (Lot H) Aberdeen, Maryland		Harford County	Owned	127,530		27,600	4,151	2Q12	2Q13

7770 Backlick Road (Patriot Ridge I) Springfield, Virginia		Springfield	Owned	240,000		77,172	8,126	2Q 12	2Q 13

Sentry Gateway (Building 200) San Antonio, Texas		San Antonio Northwest	Owned	93,830		15,800	2,139	3Q 12	3Q 13

8100 Potranco Road San Antonio, Texas		San Antonio Northwest	Owned	125,000		24,400	3,324	4Q 12	3Q 13

Redstone Gateway (Building 1) Huntsville, Alabama		Huntsville	JV	115,000		21,650	700	4Q 11	4Q 12

Redstone Gateway (Building 2) Huntsville, Alabama		Huntsville	JV	120,000		23,830	400	2Q 12	2Q 13

Subtotal Defense Information Technology				1,201,360		$292,812	$26,243
% of Total Drivers				91%

Total Under Development				1,326,360		$325,833	$32,470

	% of Total	Total Rentable
Regions	Regions	Square Feet
Baltimore/Washington Corridor	38%	505,000
Greater Baltimore	10%	127,530
Northern Virginia	18%	240,000
San Antonio	16%	218,830
Huntsville	18%	235,000
Total Under Development by Region	100%	1,326,360

(1)

Anticipated Total Cost includes land, construction and leasing costs, except for properties previously operated prior to placing into redevelopment, in which case only incremental costs of redevelopment are included.

(2)	Actual or anticipated construction completion date is the estimated date of completion of the building shell.
(3)	Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.
(4)

This property was shell complete in 2008 and we acquired in December 2010. For accounting purposes, this space was 100% operational upon acquisition. For occupany reporting, we are including the space as “Under Redevelopment” until the earlier of when leases commence or one year from the date of acquisition.

(5)	Although classified as “Under Redevelopment”, 156,695 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through a specific research park relationship.

Office Property Construction Placed into Service as of December 31, 2010 (1)

									Total
		Wholly	Total						Rentable
		Owned or	Rentable	Development Square Feet Placed Into Service					Square
		Joint Venture	Square		Year 2010				Feet
Property and Location	Submarket	(JV)	Feet	Year 2009	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Leased
10807 New Allegiance Drive (Epic One) Colorado Springs, Colorado	I-25 North Corridor	Owned	145,723	46,765	—	98,958	—	—	59,993

565 Space Center Drive (Patriot Park) Colorado Springs, Colorado	Colorado Springs East	Owned	89,899	1,949	—	87,950	—	—	1,949

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	192,562	45,422	3,617	31,202	112,321	—	166,035

209 Research Boulevard Aberdeen, Maryland	Harford County	Owned	77,192	—	—	35,736	5,045	7,149	77,192

324 Sentinel Way (324 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,118	—	—	—	125,118	—	125,118

8000 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,005	—	—	—	125,005	—	125,005

8030 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,005	—	—	—	125,005	—	125,005

210 Research Boulevard Aberdeen, Maryland	Harford County	Owned	79,573	—	—	—	—	27,551	27,551

308 Sentinel Drive (308 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	151,543	—	—	—	—	31,128	148,486

Total Development Placed Into Service			1,111,620	94,136	3,617	253,846	492,494	65,828	856,334
									77%

(1) Includes properties with space placed into service during the year ended December 31, 2010.

Office Property Construction Leasing as of December 31, 2010 (1)

		Wholly	Total
		Owned or	Rentable	Construction
		Joint Venture	Square	Commencement	Cumulative Square Feet Leased
Property and Location	Submarket	(JV)	Feet	Date	Year 2009	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

324 Sentinel Way (324 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,118	1Q 09	—	125,118	125,118	125,118	125,118

5850 University Research Court College Park, Maryland	College Park	JV	123,464	3Q 08	123,464	123,464	123,464	123,464	123,464

8000 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,005	1Q 09	—	125,005	125,005	125,005	125,005

8030 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,005	1Q 09	—	125,005	125,005	125,005	125,005

Subtotal Government			498,592		123,464	498,592	498,592	498,592	498,592
					25%	100%	100%	100%	100%

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	192,562	1Q 08	85,700	124,029	155,093	155,093	166,035

308 Sentinel Drive (308 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	151,543	3Q 09	—	—	27,956	148,486	148,486

6721 Columbia Gateway Drive Columbia, Maryland	Howard Co. Perimeter	Owned	131,451	1Q 08	131,451	131,451	131,451	131,451	131,451

209 Research Boulevard Aberdeen, Maryland	Harford County	Owned	77,192	1Q 09	53,468	58,513	65,662	77,192	77,192

210 Research Boulevard Aberdeen, Maryland	Harford County	Owned	79,573	4Q 09	—	27,551	27,551	27,551	27,551

10807 New Allegiance Drive (Epic One) Colorado Springs, Colorado	I-25 North Corridor	Owned	145,723	2Q 08	46,765	59,993	59,993	59,993	59,993

565 Space Center Drive (Patriot Park) Colorado Springs, Colorado	Colorado Springs East	Owned	89,899	2Q 08	1,949	1,949	1,949	1,949	1,949

100 Sentry Gateway San Antonio, Texas	San Antonio Northwest	Owned	94,550	1Q 10	—	—	—	—	—

Subtotal Defense Information Technology			962,493		319,333	403,486	469,655	601,715	612,657
					33%	42%	49%	63%	64%

Total Development Leasing			1,461,085		442,797	902,078	968,247	1,100,307	1,111,249

Percent Leased					30%	62%	66%	75%	76%

(1) Includes properties with actual construction completion in 2009 or actual or anticipated construction completion in 2010.

Land Controlled as of December 31, 2010

Location	Submarket	Status	Acres		Estimated Developable Square Feet

National Business Park - North	BWI Airport	owned	162		1,111,000
1243 Winterson Road (AS 22)	BWI Airport	owned	2		30,000
940 Elkridge Landing Road (AS 7)	BWI Airport	owned	3		54,000
West Nursery Road	BWI Airport	owned	1		5,000
Arundel Preserve	BWI Airport	under contract/JV	56	up to	1,652,000
1460 Dorsey Road	BWI Airport	owned	6		60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	14		220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	8		275,000
Riverwood	Howard Co. Perimeter	owned	5		27,000
Total Baltimore / Washington Corridor			257		3,434,000

Westfields Corporate Center	Dulles South	owned	23		400,000
Westfields - Park Center	Dulles South	owned	33		674,000
Woodland Park	Herndon	owned	5		225,000
Patriot Ridge	Springfield	owned	11		738,000
Total Northern Virginia			72		2,037,000

Canton Crossing	Baltimore	owned	10		773,000
White Marsh	White Marsh	owned	152		1,692,000
37 Allegheny Avenue	Towson	owned	0.3		40,000
North Gate Business Park	Harford County	owned	34		439,000
Total Greater Baltimore			196		2,944,000

Thomas Johnson Drive	Frederick	owned	6		170,000
Route 15 / Biggs Ford Road	Frederick	owned	107		1,000,000
Rockville Corporate Center	Rockville	owned	10		220,000
M Square Research Park	College Park	JV - 50% ownership	49		510,000
Total Suburban Maryland			172		1,900,000

Arborcrest	Blue Bell	owned	8		790,000
Total Greater Philadelphia			8		790,000

Dahlgren Technology Center	King George County	owned	39		122,000
Expedition VII	St. Mary’s County	owned	6		60,000
Total St. Mary’s & King George Counties			45		182,000

InterQuest	I-25 North Corridor	owned	113		1,623,000
9965 Federal Drive	I-25 North Corridor	owned	4		30,000
Patriot Park	Colorado Springs East	owned	71		756,000
Aerotech Commerce	Colorado Springs East	owned	6		90,000
Total Colorado Springs			194		2,499,000

Northwest Crossroads	San Antonio Northwest	owned	31		375,000
Military Drive	San Antonio Northwest	owned	37		658,000
Total San Antonio			68		1,033,000

Redstone Gateway	Huntsville, AL	JV- 85% ownership	458		4,360,000
Total Huntsville			458		4,360,000

Indian Head	Charles County, MD	JV- 75% ownership	192		967,000
Fort Ritchie (1)	Fort Ritchie	owned	591		1,700,000
Total Other			783		2,667,000

TOTAL			2,252		21,846,000

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 32 and 33, and includes properties under ground lease to us.

(1)         The Fort Ritchie acquisition includes 283,565 square feet of existing office space targeted for future redevelopment and 110 existing usable residential units.

Wholesale Data Center Summary as of December 31, 2010

(Dollars in thousands)

Actual or
			Initial	Critical Load				Anticipated
		Raised Floor	Stabilization	Upon		Anticipated		Construction	Anticipated
	Gross Building	Square	Critical Load	Completion	MW	Total	Cost	Completion	Operational
Property and Location	Area	Footage (1)	(in MWs) (2)	Leased	Operational	Cost (3)	to date	Date (4)	Date (5)

Power Loft @ Innovation 9651 Hornbaker Road Manassas, Virginia	233,000	100,000	18	17%	11%	$282,000	$129,904	4Q 12	4Q 12

Lease Expiration Analysis

					Total
	Number				Annual Rental
	of Leases	Raised Floor	Critical Load	Critical Load	Revenue of
Year of Lease Expiration	Expiring	Square Footage	Leased (MW)	Used (MW)	Expiring Leases

2019	1	7,172	1	1	$2,017
2020	1	12,773	2	1	1,900

			3	2	$3,917

(1)  Raised floor square footage is that portion of the gross building area where tenants locate their computer servers. Raised floor area is considered to be the net rentable square footage.

(2)  Critical load is the power available for exclusive use of tenants in the property (expressed in terms of megawatts (“MWs”)).

(3)  Anticipated total cost includes land, construction and leasing costs.

(4)  Actual or anticipated construction completion date is the estimated date of completion of the building shell and equipment fit-out.

(5)  Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

Joint Venture Summary as of December 31, 2010

(Dollars in thousands)

Consolidated Ventures

	Joint Venture
	Interest					Consolidated
	Held By		Square		Total	Debt as
Property and Location	COPT	Status	Feet	Acreage	Assets (1)	of 12/31/10

4230 Forbes Boulevard Lanham, Maryland	50.0%	Operating	55,866	5 acres	$3,959	$—

Indian Head Technology Center Business Park Indian Head, Maryland	75.0%	Land Inventory	967,000	192 acres	7,452	—

7740-7744 Milestone Parkway Hanover, Maryland	50.0%	Operating/ Land Inventory	447,539	23 acres	29,666	16,753

5825 University Research Court College Park, Maryland	50.0%	Operating	118,528	8 acres	23,628	—

5850 University Research Court College Park, Maryland	50.0%	Operating	123,464	8 acres	31,928	—

M Square Research Park College Park, Maryland	50.0%	Land Inventory	510,000	49 acres	4,472	39,935

Redstone Gateway Huntsville, Alabama	85.0%	Land Inventory	4,360,000	458 acres	19,353	—

TOTAL					$120,458	$56,688

Unconsolidated Ventures

Joint Venture
	Interest				Off-Balance
	Held By		Square	COPT	Sheet Debt as
Property and Location	COPT	Status	Feet	Investment	of 12/31/10

Greater Harrisburg Portfolio Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	670,999	$(5,545)	$65,645

(1)       Total assets includes any outside investment basis related to the applicable joint venture plus the total assets recorded on the books of the consolidated joint venture.